SUPPLEMENT DATED JANUARY 11, 2010
TO THE PROSPECTUS FOR PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
DATED MAY 1, 2009
(as supplemented on May 4, 2009, May 21, 2009, June 19, 2009,
August 25, 2009, September 18, 2009, October 16, 2009, November 12, 2009,
December 17, 2009, and December 21, 2009)
(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

Edge Asset Management, Inc. (“Edge”)
In a previous supplement, we announced that Craig V. Sosey would not continue his employment with Edge beyond
December 31, 2009. However, Mr. Sosey will continue his employment with Edge beyond December 31, 2009 and continues as a portfolio manager for the Short-Term Income Account and Mortgage Securities Account.

Effective January 1, 2010, Scott Peterson is an additional portfolio manager for the Short-Term Income Account and
Mortgage Securities Account.

Scott Peterson. Mr. Peterson, portfolio manager, has worked with fixed income investments at Edge since 2003. He earned a bachelors degree in mathematics from Brigham Young University and an MBA from New York University’s Stern
School of Business. He has earned the right to use the Chartered Financial Analyst Designation.